GMO TRUST                                                             Prospectus
                                                                   June 30, 2001

- EMERGING COUNTRY DEBT SHARE FUND

                                                   -----------------------------
                                                   - GMO TRUST OFFERS A BROAD
                                                     SELECTION OF INVESTMENT
                                                     ALTERNATIVES TO INVESTORS.

                                                   - INFORMATION ABOUT OTHER
                                                     FUNDS OFFERED BY GMO
                                                     TRUST IS CONTAINED IN
                                                     SEPARATE PROSPECTUSES.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                  PAGE
                                              ------------
FUND OBJECTIVE AND PRINCIPAL INVESTMENT
STRATEGIES......................................         2
SUMMARY OF PRINCIPAL RISKS......................         3
FEES AND EXPENSES...............................         6
BENCHMARKS AND INDEXES..........................         6
MANAGEMENT OF THE FUND..........................         7
DETERMINATION OF NET ASSET VALUE................         8
HOW TO PURCHASE SHARES..........................         9
HOW TO REDEEM SHARES............................        10
DISTRIBUTIONS AND TAXES.........................        12
FINANCIAL HIGHLIGHTS............................        13
INVESTMENT IN GMO ALPHA LIBOR FUND..............        14
ADDITIONAL INFORMATION..........................back cover
SHAREHOLDER INQUIRIES...........................back cover
DISTRIBUTOR.....................................back cover

SUMMARY OF FUND
OBJECTIVE AND PRINCIPAL
INVESTMENT STRATEGIES

     The following summary describes the Fund's investment objective and principal investment strategies. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Trustees without shareholder approval.

     Investors should understand that this Prospectus uses the word "invest" to mean not only direct investment in a particular asset but also indirect investment in or exposure to the asset through the use of derivatives and related instruments.

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Investors should refer to the SUMMARY OF PRINCIPAL RISKS in the Prospectus at page 3 for a discussion of the principal risks of investing in the Fund. See the Statement of Additional Information for additional information about the risks of Fund investments and strategies. The Fund described in this Prospectus may not be available for purchase in all states. This Prospectus is not an offering in any state where an offering may not lawfully be made.

     It is important for you to note:

  - You may lose money on an investment in the Fund.

  - An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

----------------------------
 GMO EMERGING COUNTRY DEBT
    SHARE FUND
----------------------------
Fund Inception Date: 7/20/98

                                                                               FUND CODES
                                                              ---------------------------------------------
                                                                         Ticker     Symbol         Cusip
                                                                         ------   -----------   -----------
                                                              Class III  GECDX    EmgCntrDbSh   362008 64 1


                 OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     INVESTMENT OBJECTIVE: The Emerging Country Debt Share Fund seeks high total return through investment in the GMO Emerging Country Debt Fund ("ECDF"), a portfolio of the Trust. The Fund's current benchmark is the J.P. Morgan Emerging Markets Bond Index Global.

     PRINCIPAL INVESTMENTS: The Fund invests primarily in ECDF, and will therefore indirectly employ ECDF's principal strategies. The Fund may also invest in cash and high quality money market instruments. ECDF seeks to earn high total return through investment in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe ("Emerging Countries"). ECDF invests primarily in sovereign debt of Emerging Countries and will generally have at least 75% of its assets denominated in, or hedged into, U.S. dollars. ECDF may make use of a wide variety of exchange-traded and over-the-counter derivative instruments to implement its strategy, and may seek to provide some protection against defaults of sovereign issuers in certain countries through the use of certain derivative instruments. ECDF may achieve exposure to its principal investments directly, or indirectly by investing a substantial portion of its assets in shares of the GMO Alpha LIBOR Fund (see "Investment in GMO Alpha LIBOR Fund").

     The Manager employs a bottom-up approach to examining Emerging Country debt issues, and uses quantitative applications to take advantage of valuation inefficiencies in Emerging Country debt markets. In addition to considerations relating to investment restrictions and tax barriers, allocation of ECDF investments among selected Emerging Countries will be based on certain other relevant factors including specific security valuations, as well as the outlook for economic growth, currency exchange rates, interest rates and political factors.

     RISKS: The most significant risks of an investment in the Fund are the risks the Fund is exposed to through investment in ECDF, which include Market Risk, Liquidity Risk, Derivatives Risk, Foreign Investment Risk, Currency Risk, Leveraging Risk and Credit and Counterparty Risk. For more information about these risks and other principal risks of an investment in the Fund, see "Summary of Principal Risks" on page 3.

                                  PERFORMANCE

     The performance information below helps to show the risks of investing in the Fund. The bar chart below and to the left shows the Fund's annual total return for the period shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. See "Benchmarks and Indexes" for a description of the index. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any expenses. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

1999                                                                             32.13
2000                                                                             24.22

                        Highest Quarter: 18.02% (4Q1999)
                         Lowest Quarter: 0.11% (2Q2000)
                      Year-to-Date (as of 3/31/01): 3.17%

                          AVERAGE ANNUAL TOTAL RETURN
                        Periods Ending December 31, 2000

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                                                              1 YEAR   5 YEARS   10 YEARS   INCEPT.
-------------------------------------------------------------------------------------------------------
                                                                                            7/20/98
-------------------------------------------------------------------------------------------------------
 CLASS III                                                    24.22%       N/A       N/A      5.63%
-------------------------------------------------------------------------------------------------------
 J.P. MORGAN EMBI GLOBAL                                      14.41%       N/A       N/A      8.33%
-------------------------------------------------------------------------------------------------------
 GMO EMBI
  GLOBAL +                                                    14.41%       N/A       N/A      7.78%
-------------------------------------------------------------------------------------------------------

                           SUMMARY OF PRINCIPAL RISKS

     The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you can lose money by investing in the Fund. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund and ECDF change over time. The Statement of Additional Information includes more information about the Fund, ECDF and their investments. The Fund invests substantially all of its assets in ECDF. Except where indicated, in the discussion of principal risks that follows, the term "Fund" means the Fund and ECDF taken together.

      -- MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in fixed income securities include the following:

     The value of the Fund's investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.

     This kind of market risk, also called interest rate risk, will generally increase to the extent the Fund invests in fixed income securities with longer maturities and portfolios with longer durations (a measure of the expected cash flows of a fixed income security). While interest rate risk is attendant with all fixed income securities and tends to depend mostly on the duration of the security, interest rate risk is generally more pronounced with lower-rated securities and so may be more significant for the Fund, which may invest a significant portion of its assets in lower-rated securities (also called "junk bonds") or comparable unrated securities.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Liquidity risk will generally increase to the extent that the Fund's principal investment strategy involves securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk. This risk may be particularly pronounced for the Fund, which invests primarily in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to efficiently adjust the exposure of the Fund to various securities, markets and currencies without the Fund having to actually sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders.

     The risks of derivatives are particularly pronounced for the Fund, which use derivatives as a basic component of its investment strategy to gain exposure to foreign fixed income securities and currencies. In addition, the Fund's significant use of credit default swap contracts also presents derivatives risk. In a credit default swap, a Fund makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. However, if the third party does not default, the Fund loses its investment and recovers nothing. Credit default swaps involve risk because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

     - FOREIGN INVESTMENT RISK. The Fund, because it invests in securities traded principally in securities markets outside the United States, is subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund's investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. These risks are particularly pronounced for the Fund because it may invest a significant portion of its assets in foreign securities.

     In addition, because the Fund invests a significant portion of its assets in the securities of issuers based in countries with developing or "emerging market" economies, it is subject to greater levels of foreign investment risk than a Fund investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; the risk that it may be more difficult to obtain and/or enforce legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may negatively affect the value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded in or currencies in which the Fund has taken on an active investment position will decline in value relative to the U.S. Dollar and, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     The Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund's currency exposure being substantially different than that suggested by its securities investments.

     If the Fund invests or trades in foreign currencies, securities denominated in foreign currencies, or related derivative instruments, it may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund because it regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and over-the-counter ("OTC") foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk in addition to currency risk as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. Neither the Fund, ECDF nor GMO Alpha LIBOR Fund are "diversified" within the meaning of the 1940 Act. These Funds are allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market and other risks associated with the respective investment strategies or techniques may be more pronounced.

     - LEVERAGING RISK. The Fund's portfolio may be economically leveraged if the Fund temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, the Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in economic leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

     The net long exposure of the Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. The Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The Fund also may offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it was leveraged.

     The Fund is not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of the derivative positions employed. The Fund controls the projected tracking error relative to its benchmark to manage effective market exposure resulting from derivatives in a portfolio. This means that the Fund may be leveraged when measured in terms of aggregate exposure of the Fund's assets.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make timely settlement payments or to otherwise honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Fund is subject to varying degrees of risk that the issuers of the securities it is invested in or exposed to will have their credit ratings downgraded or will default, potentially reducing the Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their sub-divisions or instrumentalities. Even certain U.S. Government securities are subject to credit risk. Additional risk exists where there is no rating for the fixed income security and the Manager has to assess the risk subjectively.

     Credit risk is particularly acute for the Fund, which invests in lower-rated securities (also called junk bonds), which are fixed income securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), or are determined by the Manager to be of comparable quality to securities so rated. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Lower rated securities offer the potential for higher investment returns than higher-rated securities, but they carry a high degree of credit risk and are considered predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Lower-rated securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, because a significant portion of the Fund's assets may be invested in or exposed to lower-rated securities, it may be subject to substantial credit risk.

     The Fund is also exposed to credit risk because it may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because it may engage to a significant extent in the lending of Fund securities or use of repurchase agreements.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund is generally not subject to the risk of market timing because it generally stays fully invested.

                               FEES AND EXPENSES

     The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

                                                              CLASS III
                                                              ---------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
  Cash Purchase Premium (as a % of amount invested).........    *(1)
  Redemption Fees (as a % of amount redeemed)...............    *(1)
  Management Fee............................................    0.35%
  Shareholder Service Fee...................................    0.15%
  Other Expenses............................................    0.12%
  Total Annual Operating Expenses(2)........................    0.62%
  Expense Reimbursement(3)..................................    0.06%
  Net Annual Expenses.......................................    0.56%

NOTES TO FEES AND EXPENSES:

1. The Fund invests substantially all of its assets in ECDF and indirectly bears the purchase premium and redemption fee applicable to that Fund (0.50% and 0.25%, respectively). Purchase premiums and redemption fees are paid to and retained by ECDF to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity.

2. Total annual operating expenses represent combined fees and expenses of both funds.

3. The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2002 to the extent that the Fund's total annual operating expenses (excluding the Shareholder Service Fee, expenses indirectly incurred through investment in ECDF, fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes, and in the case of ECDF, also excluding custodial fees) exceed 0.00% of the Fund's daily net assets.

EXAMPLES:

The examples illustrate the expenses you would incur on a $10,000 investment in the Fund over the stated periods, assuming your investment had a 5% return each year and the Fund's operating expenses remained the same (with or without redemption at the end of each stated period). The examples are for comparative purposes only; they do not represent past or future expenses or performance, and your actual expenses and performance may be higher or lower. The examples reflect the aggregate of the direct costs associated with an investment in the Fund and the indirect costs associated with the Fund's investment in ECDF.

-------------------------------------------------------------------------------------------------------
                        EXAMPLE 1
       (ASSUMING YOU REDEEM YOUR SHARES AT THE END                     EXAMPLE 2
                     OF EACH PERIOD):                  (ASSUMING YOU DO NOT REDEEM YOUR SHARES):
-------------------------------------------------------------------------------------------------------
          1 YEAR                                           1 YEAR
          (AFTER                                           (AFTER
      REIMBURSEMENT)    3 YEAR    5 YEAR    10 YEAR    REIMBURSEMENT)   3 YEAR   5 YEAR   10 YEAR
           $133          $270      $419       $853          $107         $242     $388     $815
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                             BENCHMARKS AND INDEXES

     The Fund's benchmark is the J.P. Morgan Emerging Market Bond Index Global ("J.P. Morgan EMBI Global"). The J.P. Morgan EMBI Global is maintained and published by J.P. Morgan and is composed of debt securities in 27 countries, which includes Brady bonds, sovereign debt, local debt and Eurodollar debt, all of which are dollar-denominated. The Manager may change the Fund's benchmark from time to time. The Fund is not an "index" fund and the composition of the Fund's portfolio may differ from the benchmark.

                             MANAGEMENT OF THE FUND

     Grantham, Mayo, Van Otterloo & Co., LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2000, GMO managed more than $21 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs. For the fiscal year ended February 28, 2001, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) 0.00% of the Fund's average daily net assets.

     Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information.

     Day-to-day management of the Fund is the responsibility of the Fixed Income division, comprised of investment professionals associated with the Manager. No one person is responsible for making recommendations to the division.

CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. New York City time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646, e-mail to SHS@GMO.com or contact your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)

     - payment (by check or wire) for the purchase is received before 4:00 p.m. on the day the purchase order is accepted

        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order." Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     The minimum initial investment amount is $1 million. There is no minimum additional investment required to purchase additional shares of the Fund. The Trust may waive the initial minimum for certain accounts.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646, or e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:


                  By U.S. Postal Service:                             By Overnight Courier:
              Investors Bank & Trust Company                     Investors Bank & Trust Company
                 GMO Transfer Agent MFD 23                          GMO Transfer Agent MFD 23
                       P.O. Box 9130                            200 Clarendon Street, 16th Floor
             200 Clarendon Street, 16th Floor                           Boston, MA 02116
                   Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - each Fund will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to a Fund, as reasonably determined by such Fund. The Funds do not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value" on page 8

     - by a combination of cash and securities.

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. New York City time)

     - is signed exactly in accordance with the form of registration

     - includes the exact name in which the shares are registered

     - includes the investor's account number

     - includes the number of shares or the dollar amount of shares to be redeemed

     Redemption requests received by the Trust or its agent after the deadline will be honored on the next following business day, and the redemption will be effected based on the net asset value per share computed on that day. The redemption price is the net asset value per share next determined after the redemption request is received in "good order."

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing.

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 8

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - to the extent available, in-kind redemptions will be of readily marketable securities

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you.

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. The Fund also intends to distribute net gains from the sale of securities held for not more than one year ("net short-term capital gains") and net gains from the sale of securities held for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the application or by writing to the Trust.

It is important for you to note:

     - Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net long-term capital gains will be taxable as such (generally at a 20% federal rate for noncorporate shareholders whether paid in cash or in shares).

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If a distribution reduces the net asset value of a shareholder's shares below a shareholder's cost basis in those shares, such distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, if you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution) and then receive a portion of the price back as a taxable distribution.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     - The Fund's use of derivatives may increase the amount of taxes payable by shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for the Fund, and each class of shares which had investment operations during the reporting periods and is currently being offered.

EMERGING COUNTRY DEBT SHARE FUND

                                                                               CLASS III SHARES
                                                              ---------------------------------------------------
                                                                  YEAR ENDED
                                                                FEBRUARY 28/29,       PERIOD FROM JULY 20, 1998
                                                              -------------------    (COMMENCEMENT OF OPERATIONS)
                                                                2001       2000       THROUGH FEBRUARY 28, 1999
                                                              --------    -------    ----------------------------
Net asset value, beginning of period........................  $   8.70    $  6.84              $ 10.00
                                                              --------    -------              -------
Income from investment operations:
  Net investment income(1)..................................      1.33(4)    1.10                 0.03
  Net realized and unrealized loss..........................      0.23       1.97                (3.16)
                                                              --------    -------              -------
        Total from investment operations....................      1.56       3.07                (3.13)
                                                              --------    -------              -------
Less distributions to shareholders:
  From net investment income................................     (1.36)     (1.09)               (0.03)
  In excess of net investment income........................        --(5)   (0.11)                  --
  From net realized gains...................................        --      (0.01)                  --
                                                              --------    -------              -------
        Total distributions.................................     (1.36)     (1.21)               (0.03)
                                                              --------    -------              -------
Net asset value, end of period..............................  $   8.90    $  8.70              $  6.84
                                                              ========    =======              =======
Total Return(2).............................................     18.71%     46.71%              (31.32)%(6)
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $102,481    $86,280              $41,216
  Net expenses to average daily net assets(3)...............      0.00%      0.00%                0.00%
  Net investment income to average daily net assets(1)......     14.39%     14.22%                0.64%(7)
  Portfolio turnover rate...................................         0%         0%                   0%
  Fees and expenses voluntarily waived or borne by the
    Manager consisted of the following per share amount:....        --(8)      --(8)                --(8)

(1) Calculation excludes purchase premiums and redemption fees. Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.
(2) Total returns would be lower had certain expenses not been reimbursed during the periods shown.
(3) Net expenses exclude expenses incurred indirectly through investment in underlying fund.
(4) Computed using average shares outstanding throughout the period.
(5) The per share distributions in excess of net investment income was less than $0.01.
(6) Not annualized.
(7) Annualized.
(8) Fees and expenses waived or borne by the Manager were less than $0.01 per share.

                       INVESTMENT IN GMO ALPHA LIBOR FUND

     Shares of GMO Alpha LIBOR Fund (the "Alpha LIBOR Fund") are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. The Alpha LIBOR Fund is managed by GMO, and is intended to provide an efficient means for other GMO Funds to achieve exposure to assets that each Fund might otherwise acquire directly. ECDF may invest without limitation in the Alpha LIBOR Fund.

     The Alpha LIBOR Fund does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to bear all of the Alpha LIBOR Fund's expenses (excluding brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) to the extent such expenses exceed 0.00% through at least June 30, 2002.

     The Alpha LIBOR Fund's investment objective is high total return comparable to the 3-month London Inter Bank Offer Rate ("LIBOR"). The Alpha LIBOR Fund seeks to achieve its objective by investing primarily in relatively high quality, low volatility fixed income instruments. The Alpha LIBOR Fund's benchmark is the J.P. Morgan U.S. 3-month Cash Index. The Alpha LIBOR Fund is a non-diversified investment company.

     The Alpha LIBOR Fund may invest in a wide range of government securities (including securities issued by federal, state, local and foreign governments), corporate debt securities, mortgage-related and asset-backed securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The Alpha LIBOR Fund's fixed income investments may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent deferred, payment-in-kind, and auction rate features. The Alpha LIBOR Fund will generally have a dollar-weighted portfolio duration of zero to two years (excluding short-term investments). The Alpha LIBOR Fund may invest up to 5% of its total assets in lower rated securities (also called "junk bonds"). The Alpha LIBOR Fund may also use derivative instruments, including options, futures, options on futures and swap contracts.

     Investments in the Alpha LIBOR Fund will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in the Alpha LIBOR Fund include Market Risk, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk and Management Risk (as such terms are used in "Summary of Principal Risks" in this Prospectus). As a result, shareholders of ECDF will be indirectly exposed to these risks, in addition to all risks associated with an investment in ECDF.

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, by calling collect (617) 346-7646 or by e-mail to SHS@GMO.com. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.COM
                          WEBSITE: HTTP://WWW.GMO.COM

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347